UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2011

(May 25, 2011)

PLX TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-25699	94-3008334
(Commission File Number)	(I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 25, 2011, PLX Technology, Inc.(the “Company”) held its annual meeting of stockholders at which shareholders:

(a)   elected to the Board of Directors of PLX seven directors for a one year term and until their successors are elected;

(b)   approved an amendment to the Company’s 2008 Equity Incentive Plan to add 2,300,000 shares to the number of shares reserved for issuance under the plan;

(c)   ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

(d)   approved, in a non-binding advisory vote, the resolution on executive compensation; and

(e)   approved, in a non-binding advisory vote, having future executive compensation votes be held on an annual basis.

The above proposals are described in detail in the Company’s Proxy Statement dated April 25, 2011. Voting results are as follows:

(a)   Election of Directors:

Nominee	Votes For	Withheld	Broker Non-Votes

Michael J. Salameh	21,696,962	2,281,823	10,597,625
D. James Guzy	21,457,800	2,520,985	10,597,625
John H. Hart	21,560,023	2,418,762	10,597,625
Robert H. Smith	21,571,226	2,407,559	10,597,625
Thomas Riordan	21,725,190	2,253,595	10,597,625
Patrick Verderico	21,685,490	2,293,295	10,597,625
Ralph H. Schmitt	21,704,492	2,274,293	10,597,625

(b)   Approval of an amendment to the Company’s 2008 Equity Incentive to add 2,300,000 shares to the number of shares reserved for issuance under the plan.

For	Against	Abstain	Broker Non-Votes
19,033,706	3,233,277	1,711,802	10,597,625

(c)   Ratification of appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
32,244,972	2,311,229	20,209	0

(d)   Approval, in a non-binding advisory vote, of the resolution on executive compensation.

For	Against	Abstain	Broker Non-Votes
19,789,782	2,402,327	1,786,676	10,597,625

(e)   Approval, on a non-binding advisory vote, of having future executive compensation votes be held on an annual basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
14,815,512	3,207,652	1,995,398	3,960,223	10,597,625

In light of the stockholder vote on the proposal covered by this item (e), the Company has determined that it will include a non-binding stockholder advisory vote on executive compensation (a “say-on-pay vote”) every year in its future annual meeting proxy statements until it next holds a non-binding stockholder advisory vote on the frequency with which the Company should hold future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:	/s/ ARTHUR O. WHIPPLE
Arthur O. Whipple
Chief Financial Officer

Dated: May 26, 2011